  Exhibit 10.3

EXCHANGE AGREEMENT

THIS EXCHANGE AGREEMENT (this “Agreement”) is dated as of February 5, 2019, by and between Aytu BioScience, Inc., a Delaware corporation (the “Company”), and Armistice Capital Master Fund Ltd., a Cayman Islands exempted company (the “Holder”).

WHEREAS:

A. The Holder is the holder of a Promissory Note, dated November 29, 2018, issued by the Company in the principal amount of $5,000,000 (the “Note”); and

B. The Company and the Holder desire to enter into this Agreement, pursuant to which, among other things, the Holder shall agree to exchange the Note for: (1) Common Stock of the Company, (2) Series E Convertible Preferred Stock of the Company, and (3) a Common Stock Purchase Warrant (the “Exchange Securities”), and the Company desires to issue the Exchange Securities in exchange for the cancellation of the Note and the satisfaction of all principal and interest owed thereunder, all on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

1. EXCHANGE.

1.1 Exchange. Subject to and upon the terms and conditions set forth in this Agreement, Holder agrees to surrender to the Company the Note and, in exchange therefore, the Company shall issue to the Holder the following Exchange Securities (collectively, the “Exchange”), which Exchange will also be deemed to satisfy all principal and interesting owing under the Note:

1.1.1 Common Stock. The Company shall issue to the Holder 3,120,064 shares of Common Stock of the Company (the “Common Shares”), which is the amount that, post-exchange, would result in the Holder owning approximately 33.3% of the outstanding Common Stock of the Company.

1.1.2 Series E Convertible Preferred Stock. The Company shall issue to the Holder 2,751,148 shares of Series E Convertible Preferred Stock of the Company (the “Preferred Shares”). The Preferred Shares shall be subject to the Certificate of Designation of Preferences, Rights and Limitations of Series E Convertible Preferred Stock attached hereto as Exhibit A.

1.1.3 Warrants. The Company shall issue to the Holder a Common Stock Purchase Warrant, which shall be exercisable for 4,403,409 Common Shares. The form of Common Stock Purchase Warrant is attached hereto as Exhibit B.

1.2 Closing. Upon satisfaction of the conditions set forth in Sections 4, 5 and 6 herein, the Company will issue and deliver (or cause to be issued and delivered) the Exchange Securities to the Holder, or in the name of a custodian or nominee of the Holder, or as otherwise requested by the Holder in writing, and the Holder will surrender to the Company the Note.

2. COMPANY REPRESENTATIONS AND WARRANTIES.

As a material inducement to the Holder to enter into this Agreement, the Company represents, warrants and covenants with and to the Holder as follows:

2.1 Authorization and Binding Obligation. The Company has the requisite power and authority to enter into and perform its obligations under this Agreement. This Agreement has been duly executed and delivered by the Company, and constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities laws.

2.2 No Conflict. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby and thereby will not (i) result in a violation of the articles of incorporation or other organizational documents of the Company or any of its subsidiaries, any capital stock of the Company or any of its subsidiaries or bylaws of the Company or any of its subsidiaries, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including foreign, federal and state securities laws and applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected except, in the case of clause (ii) or (iii) above, to the extent such violations that could not reasonably be expected to have a material adverse effect on the Company or its subsidiaries.

3. HOLDER’S REPRESENTATIONS AND WARRANTIES.

As a material inducement to the Company to enter into this Agreement, the Holder represents, warrants and covenants with and to the Company as follows:

3.1 Ownership of the Note. The Holder is the legal and beneficial owner of the Note. The Holder has continuously held the Note since its issuance or purchase. The Holder, individually or through an affiliate, owns the Note outright and free and clear of any options, contracts, agreements, liens, security interests, or other encumbrances.

3.2 No Public Sale or Distribution. The Holder is acquiring the Exchange Securities in the ordinary course of business for its own account and not with a view toward, or for resale in connection with, the public sale or distribution thereof; provided, however, that by making the representations herein, the Holder does not agree to hold any of the Exchange Securities for any minimum or other specific term and reserves the right to dispose of the Exchange Securities at any time in accordance with an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) and applicable state securities laws. The Holder does not presently have any agreement or understanding, directly or indirectly, with any person to distribute or transfer any interest or grant participation rights in the Note or the Exchange Securities.

3.3 Accredited Investor. The Holder is an accredited investor as defined in Rule 501(a) of Regulation D, as amended, under the Securities Act.

3.4 Reliance on Exemptions. The Holder understands that the Exchange is being made in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Holder’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Holder set forth herein in order to determine the availability of such exemptions and the eligibility of the Holder to complete the Exchange and to acquire its pro-rata portion of the Exchange Securities.

3.5 Disclosure of Information. The Holder has had the opportunity to review the current business prospects, financial condition and operating history of the Company as set forth in the filings that the Company has made with the U.S. Securities and Exchange Commission (the “SEC”), including, but not limited to, the Company’s 10-K for the year ended June 30, 2018, which was filed by the Company with the SEC on September 6, 2018 and such other reports filed by the Company with the SEC since July 1, 2018. The Holder has also had the opportunity to ask questions and receive answers from the Company regarding the terms and conditions pertaining to its execution of this Agreement and the Holder has received all the information the Holder considers necessary or appropriate for deciding whether to enter into this Agreement.

3.6 Risk. The Holder understands that its investment in the Exchange Securities involves a high degree of risk. The Holder is able to bear the risk of an investment in the Exchange Securities including, without limitation, the risk of total loss of its investment. The Holder has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to the Exchange.

3.7 No Governmental Review. The Holder understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement in connection with the Exchange or the fairness or suitability of the investment in the Exchange Securities nor have such authorities passed upon or endorsed the merits of the Exchange Securities.

3.8 Authorization and Binding Obligation. The Holder has the requisite power and authority to enter into and perform its obligations under this Agreement. This Agreement has been duly executed and delivered by the Holder, and constitutes the legal, valid and binding obligations of the Holder, enforceable against the Holder in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities laws.

3.9 Prior Investment Experience. The Holder acknowledges that it has prior investment experience, including investment in securities of the type being exchanged, including the Note or the Exchange Securities, and has read all of the documents furnished or made available by the Company to it and is able to evaluate the merits and risks of such an investment on its behalf, and that it recognizes the highly speculative nature of this investment.

3.10 Tax Consequences. The Holder acknowledges that the Company has made no representation regarding the potential or actual tax consequences for the Holder which will result from entering into the Agreement and from consummation of the Exchange. The Holder acknowledges that it bears complete responsibility for obtaining adequate tax advice regarding this Agreement and the Exchange.

3.11 No Registration; Resale Restrictions. The Holder acknowledges, understands and agrees that the Exchange Securities are being issued hereunder pursuant to an exemption from registration under the Securities Act and as such will not be available for resale to the public until a registration statement has been filed under the Securities Act or the Holder has complied with a resale exemption under the Securities Act.

4. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PARTIES. The obligation of each of the Company and the Holder to consummate the transactions contemplated by this Agreement is subject to the satisfaction on the date of closing the transactions contemplated by this Agreement (the “Closing Date”) of the following condition:

4.1 Stockholder Approval. The stockholders of the Company shall have approved of the issuance of the Exchange Securities.

5. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE COMPANY. The obligation of the Company to consummate the transactions contemplated by this Agreement is subject to the satisfaction on the Closing Date of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing the Holder with prior written notice thereof:

5.1 Delivery. The Holder shall have delivered to the Company the Note.

5.2 No Prohibition. No order of any court, arbitrator, or governmental or regulatory authority shall be in effect which purports to enjoin or restrain any of the transactions contemplated by this Agreement.

5.3 Representations. The accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Holder contained herein (unless as of a specific date therein).

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE HOLDER. The obligation of the Holder to consummate the transactions contemplated by this Agreement is subject to the satisfaction on the Closing Date of each of the following conditions, provided that these conditions are for the Holder’s sole benefit and may be waived by the Holder at any time in its sole discretion by providing the Company with prior written notice thereof:

6.1 No Prohibition. No order of any court, arbitrator, or governmental or regulatory authority shall be in effect which purports to enjoin or restrain any of the transactions contemplated by this Agreement.

6.2 Representations. The accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein).

6.3 Obligations. All obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed, subject to any required stockholder approval.

7. COVENANTS.

7.1 No Trading. The Holder agrees not to directly or indirectly purchase, sell, make any short sale of, loan or grant any option for the purchase of, or otherwise transfer or dispose of the Company’s Common Stock (or other securities, warrants, or other forms of convertible securities outstanding or other rights to acquire such securities) until the Company has filed a report with the SEC announcing this Agreement and the transactions contemplated herein.

7.2 UCC Termination. The Holder agrees, promptly following the Closing Date, to file a UCC-3 Financing Statement Amendment in the appropriate jurisdictions to evidence the termination of the Holder’s security interest in any collateral pursuant to the Note.

7.3 Registration. The Company agrees that, within 180 days of the Closing Date, it will register the Common Shares, the shares of Common Stock into which the Preferred Shares are convertible and the shares of Common Stock into which the Common Stock Purchase Warrant is exercisable.

8. MISCELLANEOUS.

8.1 Legends. The Holder acknowledges that the certificate(s) representing the shares issuable upon the exercise of the Warrant shall each conspicuously set forth on the face or back thereof a legend in substantially the following form:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

8.2 Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in New York, New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

8.3 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement. This Agreement, to the extent delivered by means of a facsimile machine or electronic mail (any such delivery, an “Electronic Delivery”), shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto, each other party hereto shall re-execute original forms hereof and deliver them in person to all other parties. No party hereto shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such party forever waives any such defense, except to the extent such defense related to lack of authenticity.

8.4 Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

8.5 Severability. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

8.6 Entire Agreement; Amendments. This Agreement supersedes all other prior oral or written agreements between the Holder, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement contains the entire understanding of the parties with respect to the matters covered herein and, except as specifically set forth herein, neither the Company nor the Holder makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Holder, and any amendment to this Agreement made in conformity with the provisions of this Section shall be binding upon the Holder. No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.

8.7 Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

8.8 Notices. To be effective, any notice, consent, or communication required or permitted to be given in connection with this Agreement must be in writing and personally delivered or sent by messenger, fax, overnight courier, electronic mail, or certified mail and when to the Company, addressed to Aytu BioScience, Inc. 373 Inverness Parkway, Suite 206, Englewood, Colorado 80112, email, dgreen@aytubio.com, attention David Green, Chief Financial Officer, or in the case of the Holder, to the Holder’s address indicated on the Holder’s signature page, or to such other address and/or email address and/or to the attention of such other person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. All notices, consents, and communications are deemed delivered and received by the receiving party (i) if personally delivered or delivered by messenger, on the date of delivery or on the date delivery was refused, (ii) if delivered by fax transmission or electronic mail, upon receipt of confirmation of the party transmitting such fax or electronic mail, or (iii) if delivered by overnight courier or certified mail, on the date of delivery as established by the return receipt, courier service confirmation, or similar documentation (or the date on which the courier or postal service, as the case may be, confirms that acceptance of delivery was refused or undeliverable).

8.9 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Holder. The Holder may not assign some or all of its rights hereunder without the consent of the Company.

8.10 Survival of Representations. The representations and warranties of the Company and the Holder contained in Sections 2 and 3, respectively, will survive the closing of the transactions contemplated by this Agreement.

8.11 Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. No specific representation or warranty shall limit the generality or applicability of a more general representation or warranty.

[signature page follows]

IN WITNESS WHEREOF, the Holder and the Company have caused their respective signature pages to this Agreement to be duly executed as of the date first written above.

COMPANY:

AYTU BIOSCIENCE, INC.

By:	/s/ Joshua R. Disbrow
Name:	Joshua R. Disbrow
Title:	Chief Executive Officer

HOLDER: ARMISTICE CAPITAL MASTER FUND LTD.

By:	/s/ Tohuan Steve Chen
Name:	Tohuan Steve Chen
Title:	Controller of the Investment Manager

Address for Notice to Holder, including email address:

Address for Delivery of the Exchange Securities (if different than the address for Notice to the Holder):

Exhibit A
Series E Convertible Preferred Stock Certificate of Designation

CERTIFICATE OF DESIGNATION

Exhibit B
Form of Common Stock Purchase Warrant

COMMON STOCK PURCHASE WARRANT